UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

GREENBROOK TMS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40199	98-1512724
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

890 Yonge Street, 7th Floor

Toronto, Ontario Canada

M4W 3P4

(Address of Principal Executive Offices)

(866) 928-6076

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	GBNH	The Nasdaq Stock Market LLC(1)

(1) On February 22, 2024, Greenbrook TMS Inc. (the “Company” or “Greenbrook”) was notified by the staff of the Nasdaq Stock Market LLC (“Nasdaq”) that it plans to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Company’s common shares (the “Common Shares”) from Nasdaq upon the completion of all applicable procedures. After the Form 25 is filed by Nasdaq, the delisting will become effective 10 days later. The deregistration of the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days after filing of the Form 25, or such shorter period as the SEC may determine.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Operating Officer

On March 4, 2024, the Company announced that Mr. Andrew Crish, age 47, was appointed as the Company’s full-time Chief Operating Officer, effective immediately.

Mr. Crish has a diverse work experience spanning over two decades. Prior to joining Greenbrook, Andrew served as the Vice President of Operations at M2 Orthopedics since December 2021. Prior to this, he worked as the Vice President of Operations at National Veterinary Associates from November 2018 to November 2021. Before joining National Veterinary Associates, Andrew held various roles at DaVita Kidney Care, including Division Vice President; Division Vice President of Hospital Service; Group Director of Hospital Services; and Regional Operations Director. Andrew's tenure at DaVita Kidney Care lasted from September 2013 to November 2018. Andrew's earlier experience includes working at GE Healthcare as a Business Operations Manager, Director of Service, and Quality Assurance Leader from April 2007 to December 2012. Andrew also worked as a Consultant at BearingPoint, Inc from October 2006 to October 2007. Before transitioning into the corporate sector, Andrew served in the US Navy from May 2000 to October 2006 as a Surface Warfare Officer, Facilities Manager, and Instructor. Andrew completed his Bachelor of Science degree in Economics at the United States Naval Academy from 1996 to 2000. Andrew then pursued further education and obtained his MBA from Northwestern University - Kellogg School of Management, specializing in Marketing, Finance, Management & Strategy, from 2008 to 2011.

In connection with his appointment as full-time Chief Operating Officer, Mr. Crish signed an employment agreement, dated March 4, 2024 (the “Employment Agreement”) that includes an annual base salary of US$300,000 with a target annual performance bonus of up to 40% of his base salary. As part of the Employment Agreement, a stock option plan award in the grant amount of 250,000 Common Shares to Mr. Crish pursuant to the Company’s Equity Incentive Plan, which is described in Item 6 of the Company’s Annual Report on Form 20-F for the year ended December 31, 2022, will be presented to the board of directors for approval. Under the Employment Agreement, Mr. Crish will also be subject to a 12-month non-compete in the event of the termination of Mr. Crish’s employment for any reason. A copy of the Employment Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

In connection with Mr. Crish’s appointment, he has also entered into the Company’s standard form of indemnity agreement, dated March 4, 2024 (the “Indemnity Agreement”). The Indemnity Agreement requires the Company to indemnify Mr. Crish to the fullest extent permitted under applicable law and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. The Indemnity Agreement is substantially similar to the indemnity agreements signed by other officers of the Company. A copy of the Indemnity Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Mr. Crish has no family relationship with any of the executive officers or directors of the Company. There is no arrangement or understanding between Mr. Crish and any other persons pursuant to which he was selected to serve as an officer of the Company. There are no related party transactions between the Company and Mr. Crish that would require disclosure under Item 404(a) of Regulation S-K.

Certain information in this Current Report on Form 8-K may constitute forward-looking information within the meaning of applicable securities laws in Canada and the United States, including the United States Private Securities Litigation Reform Act of 1995. In some cases, but not necessarily in all cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the Common Shares reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Company’s credit facility and the potential acceleration of indebtedness; including as a result of an unfavorable decision in respect of the litigation with Benjamin Klein; risks related to the ability to continue to negotiate amendments to the Company’s credit facility to prevent a default; risks relating to the Company’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to the Company or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for the Common Shares as a result of the Company’s suspension of trading on Nasdaq; risks relating to the Company’s ability to realize expected cost-savings and other anticipated benefits from the Restructuring Plan; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices. Additional risks and uncertainties are discussed in the Company’s materials filed with the Canadian securities regulatory authorities and the SEC from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On March 4, 2024, the Company issued a press release announcing the appointment of Mr. Andrew Crish as full-time Chief Operating Officer. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated March 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2024

Greenbrook TMS Inc.

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & Chief Executive Officer